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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                October 28, 1998
               (Date of Report - Date of Earliest Event Reported)


                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                         1-11601               34-1816760
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)            File No.)          Identification No.)



                      30000 Aurora Road, Solon, Ohio 44139
              (Address of Principal Executive Offices and Zip Code)


                                 (440) 349-1000
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events
        ------------

            On October 28, 1998, the Company issued the following press release:

National Auto Credit, Inc. (OTC:BB NAKD) announced today that its Special Committee of the Board of Directors has engaged Grant Thornton, LLP, the Company's independent auditors, to conduct audits of its financial statements for the years ended January 31, 1997 and 1999. Upon completion of these audits and in conjunction with the completion of the fiscal year ended January 31, 1998 audit, which has been substantially completed, the Company would then be able to file an Annual Report on Form 10-K, with the Securities and Exchange Commission, which would include the required audited financial statements for the three years ending January 31, 1999. This filing is tentatively scheduled to occur in April, 1999.


The statements contained in this release that are not purely historical are forward looking statements within the meaning of the Securities and Exchange Act of 1934. Among the factors that could cause actual results to differ materially from the forward looking statements are the potential for greater than anticipated non-performing contracts, the potential for lower than anticipated recoverability of amounts advanced to the Company's member dealers, availability of funds under the Company's financing arrangements, and other factors as discussed in the Company's reports filed with the Securities and Exchange Commission.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL AUTO CREDIT, INC.
                                            (Registrant)

Date:  November 4, 1998               BY: /s/  Davida S. Howard
      ------------------                  ---------------------------------
                                      Vice President-Finance and Controller